

ChromaDex Earnings Conference Call Fourth Quarter 2020

Rob Fried
Chief Executive Officer

Frank Jaksch
Co-Founder / Executive Chairman

Kevin Farr
Chief Financial Officer

SAFE HARBOR STATEMENT

This presentation and other written or oral statements made from time to time by representatives of ChromaDex contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements reflect the current view about future events. Statements that are not historical in nature, such as 2020 financial outlook, and which may be identified by the use of words like "expects," "assumes," "projects," "anticipates," "estimates," "we believe," "could be," "future" or the negative of these terms and other words of similar meaning, are forward-looking statements. Such statements include, but are not limited to, statements contained in this presentation relating to our expected sales, cash flows and financial performance, business, business strategy, expansion, growth, products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook, and the timing and results of pre-clinical and clinical trials. Forward-looking statements are based on management's current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. We caution you therefore against relying on any of these forward-looking statements. These risks and uncertainties include those risk factors discussed in Part I, "Item 1A. Risk Factors" of our Annual Report on Form 10-K for the year ended December 31, 2020, to be filed with the Securities Exchange Commission (the "Commission"), and in our other periodic filings with the Commission. Any forward-looking statements are qualified in their entirety by reference to the factors discussed in these filings with the Commission. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Important factors that could cause actual results to differ materially from those in the forward looking statements include: the effect of the COVID-19 pandemic on our business, results of operations, financial condition and cash flows; a decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and products; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation; and the ability to complete customer transactions and capital raising transactions.

Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

About Non-GAAP Financial Measures

ChromaDex's non-GAAP financial measures exclude interest, income tax, depreciation, amortization, non-cash share-based compensation costs, severance and restructuring expense, bad debt expense related to Elysium Health and total legal expense for adjusted EBITDA excluding total legal expense. ChromaDex used these non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for ChromaDex's financial results in accordance with GAAP. Reconciliation of GAAP to non-GAAP measures are attached to this presentation.

FDA Disclaimer

Statements made in this presentation have not been evaluated by the Food and Drug Administration. ChromaDex products are not intended to diagnose, treat, cure, or prevent any disease. The statements in this presentation are for investor relations and educational purposes only and not intended for consumers or vendors.

Q4 2020 & Recent Highlights

- ✓ Total company net sales up 9% and Tru Niagen® up 4% sequentially. Total company net sales up 18% and Tru Niagen® up 21% YoY.
- ✓ Net loss was ($6.1) million or ($0.10) per share, compared to a net loss of ($8.9) million or ($0.15) per share in Q4 2019.
- ✓ Underlying business, as measured by Adjusted EBITDA excluding legal expense, delivered a loss of ($1.1) million, a $1.0 million improvement YoY and approaching break-even objective for full year 2020, with a loss of ($1.0) million.
- ✓ Delivered supply chain and organizational realignment cost savings, with 61% gross margins and controlled growth in operating expense.
- ✓ Delivered on full year 2020 financial outlook across all metrics. Slightly better than target on selling and marketing and G&A expense.
- ✓ Growing body of clinical research suggests that nicotinamide riboside ("NR") may support areas of human health.
- ✓ Ended the year with $16.7 million in cash. In February, strengthened the balance sheet with $25 million common stock investment.
- ✓ Remain committed to achieving cash flow break-even while making investments to drive long-term growth.

Demonstrated financial and operational discipline. Advanced the science. Invested in organizational infrastructure, brand building initiatives and R&D pipeline to capitalize on the rapidly growing global NAD+ market.

Management Team



Rob Fried
Chief Executive Officer

E-Commerce & entertainment industry executive

Savoy Pictures, Columbia Pictures, Fried Films, FeeIn, WHN, Healthspan Research



Frank Jaksch
Executive Chairman

Co-founded ChromaDex in 2000



Kevin Farr
Chief Financial Officer

Former CFO, Mattel
PriceWaterhouse
Licensed CPA



Mark Friedman
Chief Legal Officer

Former EVP & General Counsel, Herbalife



Frank Fazio
SVP of Global Business Development & Sales

Over 25 years of experience with leading consumer brands in the healthcare industry

ZO Skin Health, Suneva Medical, Allergan/Inamed


Scientific Update

Scientific Advisory Board



Charles Brenner, Ph.D.
Alfred E Mann Family Foundation Chair, Department of Diabetes & Cancer Metabolism
City of Hope

World's Foremost Authority on NAD Metabolism



Roger Kornberg, Ph.D.
Chairman
Professor of Structural Biology
Stanford University

Nobel Prize Winner, Chemistry, 2006



Rudolph Tanzi, Ph.D.
Kennedy Professor of Neurology
Harvard University

Leading Alzheimer's Researcher, TIME 100 Most Influential 2015



Dr. Bruce German
Chairman of Food, Nutrition, & Health
University of California, Davis

Leader in Food, Nutrition, & Wellness Innovation



Professor Sir John Walker, Ph.D.
Emeritus Director, MRC Mitochondrial Biology
University of Cambridge

Nobel Prize Winner, Chemistry, 1997



Brunie H. Felding, Ph.D.
Associate Professor of Molecular Medicine
Scripps Research Institute

Renowned Breast Cancer Researcher focused on NAD+ supplementation



Dr. David Katz
President of True Health Initiative
CEO of Diet ID

World renowned physician & preventive medicine expert

Most prominent human clinical research areas for Niagen® are vitality, locomotion, cognition, and sensory

	VITALITY (incl. Cardiovascular, Metabolic)	LOCOMOTION	COGNITION (Neurological)	SENSORY
Human Studies	**58 %**	**23 %**	**12 %**	**7 %**
Conditions Studied	Type II Diabetes (Insulin Sensitivity)* Altered Glucose and Lipid Metabolism Non-Alcoholic Fatty Liver* Weight Loss Heart Failure Hypertension Arterial Stiffness* Vascular Function* Immunity/Inflammation* Chronic Kidney Disease Cystic Fibrosis	Parkinson's Disease Ataxia Telangiectasia Exercise Capacity/Performance Muscle Function/Strength Sarcopenia	Mild Concussion Mild Cognitive Impairment Alzheimer's Disease	Neuropathies *(e.g. Diabetic Neuropathy, Peripheral Neuropathy)* Small Nerve Fiber Degeneration

Note: Based on Niagen® NR trials listed on clinicaltrials.gov and ChromaDex Material Transfer Agreements – studies in progress or in planning.

NR Research Impact* is Accelerating


Vitality
Cognition
Sensory
Psychological
Locomotion


1600
1400
1200
1000
800
600
400
200
0
Cumulative Impact Factor
2013
2014
2015
2016
2017
2018
2019
2020
Vitality
Locomotion
Cognition
Sensory
Psychological
Pharmacokinetic/Safety
Basic Research

*NR Research Impact by domains of Intrinsic Capacity.
Chart data indexed to 2004.

Science Continues to Expand

- **Two new human studies on nicotinamide riboside initiated since prior update:[1]**
  - University of California, Davis (November 2020)
    - The objective is to investigate the impact of NR supplementation on mothers' milk production in a Neonatal Intensive Care Unit ("NICU").
    - This study follows encouraging preclinical results, published in *Cell Reports*, which showed that NR supplementation benefitted both mothers and newborn rodents.
    - This is a promising area of research that could benefit a high-risk population.
  - Veterans Health Administration Office of Research & Development, in collaboration with the University of Buffalo (December 2020)
    - The objective is to investigate the impacts of NR on functional capacity and muscle physiology in older Veterans.
    - Investigators will study 144 patients in a double-blind, randomized, placebo-controlled trial.
    - An estimated 45-50%, or well over one million, Veterans over the age of 85 are frail.
    - This study will provide greater insight into NR supplementation as a nutritional strategy to stave off frailty and maintain resilience during aging.
- **Three new research collaborations signed through ChromaDex External Research Program (CERP)[2]**

(1) There are 56 ongoing, completed, and published clinical studies currently registered on clinicaltrials.gov to investigate the pharmacokinetics and therapeutic effects of NR alone or in combination with other ingredients. 45 of these use NR only. Clinicaltrials.gov also includes two niacin studies for a total of 58 under the search term "nicotinamide riboside." (As of March 9, 2021)
(2) 225+ research collaborations for Niagen® signed with research institutes and universities around the world.

Financial Highlights


TRU
NIAGEN
300mg

Q4 2020 Net Sales Mix


Q4 2019
e-Commerce
58%
$13.1 MM
Other Ingredients
1%
Analytical Reference
Standards & Services
(1)
7%
Niagen® Ingredient
15%
Watson's &
Other B2B
19%


Q4 2020
e-Commerce
61%
$15.4MM
Watson's & Other
B2B
19%
Niagen® Ingredient
14%
Analytical Reference
Standards & Services (1)
5%
Other Ingredients
1%

- **Tru Niagen®** net sales increased to **80% of net sales** in Q4 2020 compared to 78% in Q4 2019[(2)]
- **Niagen®-related** net sales increased to **94% of net sales** in Q4 2020 compared to 93% in Q4 2019[(3)]

Successful transformation into a consumer-focused company with flagship product, Tru Niagen®

(1) Analytical Reference Standards and Services previously reported as Core
(2) Tru Niagen® net sales include e-Commerce, Watson's/Other B2B
(3) Niagen®-related sales include Tru Niagen® and Niagen® ingredient

Q4 2020 Net Sales

Q4 2020 Net Sales
($ in millions)



e-Commerce
Watson's & Other B2B
Niagen® Ingredient
Analytical Reference Standards & Services (1)
Other Ingredients
9.5
2.9
2.2
0.8
0.1
TRU NIAGEN
$12.3

Growth Rates

	YoY % (vs Q4 2019)	QoQ % (vs Q3 2020)
e-Commerce	+20%	+9%
Watson's & Other B2B	+27%	-12%
Niagen® Ingredient	+14%	+154%
Analytical Reference Standards & Services (1)	-11%	0%
Other Ingredients	+8%	-80%
Total	+18%	+9%

Continued strong growth in Tru Niagen® and Niagen® YoY, partially offset by lower sales in legacy Analytical Reference Standards & Services business.

(1) Analytical Reference Standards and Services previously reported as Core

Full Year 2020 Net Sales



FY 2020 Net Sales
($ in millions)
e-Commerce
34.5
Watson's & Other B2B
12.6
Niagen® Ingredient
7.1
Analytical Reference Standards & Services (1)
3.0
Other Ingredients
2.1
TRU NIAGEN
$47.1

YoY % (vs FY 2019)	
e-Commerce	+25%
Watson's & Other B2B	+47%
Niagen® Ingredient	+45%
Analytical Reference Standards & Services (1)	-26%
Other Ingredients	+61%
Total	+28%

Continued strong growth in Tru Niagen®, Niagen® and other ingredients, partially offset by lower sales in legacy Analytical Reference Standards & Services business, including the divestiture of Spherix Regulatory Consulting business.

(1) Analytical Reference Standards and Services previously reported as Core

2018 – 2020 YTD Net Sales Summary

Description	2018 Q1	2018 Q2	2018 Q3	2018 Q4	2018 FY	2019 Q1	2019 Q2	2019 Q3	2019 Q4	2019 FY	2020 Q1	2020 Q2	2020 Q3	2020 Q4	2020 FY
Ecommerce	1.8	3.5	4.4	5.2	15.0	5.9	6.5	7.1	7.9	27.5	8.2	8.1	8.7	9.5	34.5
Watsons	0.8	0.3	0.7	1.2	2.9	1.3	1.9	2.3	1.9	7.3	1.8	1.3	2.5	2.1	7.6
Other B2B	0.4	0.0	0.1	0.1	0.6	0.3	0.3	0.3	0.4	1.3	1.1	2.3	0.8	0.8	5.0
Total TRU NIAGEN	***3.0***	***3.7***	***5.2***	***6.5***	***18.5***	***7.5***	***8.7***	***9.7***	***10.2***	***36.1***	***11.1***	***11.7***	***11.9***	***12.3***	***47.1***
NIAGEN Ingredient	1.3	1.9	1.0	1.0	5.2	1.1	1.1	0.7	2.0	4.9	2.0	2.0	0.9	2.2	7.1
NIAGEN Related Revenues	***4.3***	***5.7***	***6.2***	***7.4***	***23.6***	***8.6***	***9.8***	***10.5***	***12.1***	***41.0***	***13.1***	***13.7***	***12.8***	***14.6***	***54.2***
Other Ingredients	1.1	0.9	0.9	0.5	3.4	0.4	0.3	0.5	0.1	1.3	0.5	0.9	0.6	0.1	2.1
Analytical Reference Standards & Services	1.2	1.2	1.0	1.1	4.5	1.1	1.0	1.1	0.9	4.0	0.7	0.7	0.8	0.8	3.0
Total Net Sales	***6.6***	***7.8***	***8.1***	***9.1***	***31.6***	***10.0***	***11.1***	***12.1***	***13.1***	***46.3***	***14.3***	***15.3***	***14.2***	***15.4***	***59.3***
TRU NIAGEN as % of Total Net Sales	***46%***	***48%***	***64%***	***71%***	***58%***	***74%***	***79%***	***81%***	***78%***	***78%***	***78%***	***77%***	***84%***	***80%***	***79%***
NIAGEN Related Revenues as % of Total Net Sales	***65%***	***73%***	***77%***	***82%***	***75%***	***85%***	***88%***	***87%***	***93%***	***88%***	***91%***	***90%***	***90%***	***94%***	***91%***
YOY Growth Rate - Net Sales															
Total Company	95%	85%	33%	20%	49%	53%	42%	48%	44%	47%	43%	38%	18%	18%	28%
NIAGEN Related	337%	168%	40%	31%	79%	99%	73%	68%	63%	73%	53%	40%	22%	20%	32%
Total TRU NIAGEN	NA	2528%	97%	143%	238%	146%	134%	86%	57%	96%	50%	34%	22%	21%	31%
Sequential Growth Rate - Net Sales															
Total Company	-13%	19%	4%	12%		11%	10%	9%	9%		10%	7%	-7%	9%	
NIAGEN Related	-24%	32%	10%	19%		15%	15%	6%	16%		8%	5%	-7%	14%	
Total TRU NIAGEN	14%	23%	40%	24%		15%	17%	11%	4%		10%	5%	2%	4%	

Note – Other B2B previously referred to as International / Other

Q4 2020 vs Q3 2020 Key P&L Metrics

(in thousands)	Q4 2020	Q3 2020	Notes
Net Sales	**$ 15,445**	**$ 14,180**	Tru Niagen® business up 4% driven by global e-Commerce and growth in Niagen® ingredient
Gross Profit *% of Net Sales*	**9,421** *61.0%*	**8,454** *59.6%*	Up 140bps driven by product cost savings initiatives and overall scale on supply chain overhead
Selling and Marketing *% of Net Sales*	6,319 *40.9%*	5,223 *36.8%*	Investments in digital marketing and brand building initiatives
Research and Development	991	880	Up slightly due to timing of projects
General and Administrative	8,192	6,547	Excluding legal fees, severance & restructuring, and equity compensation expense, G&A was up by $0.9MM
Other	0	0	No other expenses in either quarter
Total Operating Expense	**15,502**	**12,650**	Investments in selling & marketing and research & development
Operating Loss	**$ (6,081)**	**$ (4,196)**	Higher sales and gross margins offset by investments to grow the business

Q4 2020 vs Q4 2019 Key P&L Metrics

(in thousands)	Q4 2020	Q4 2019	Notes
Net Sales	**$ 15,445**	**$13,089**	Tru Niagen® business up 21% with growth in global e-commerce, Watsons, international launches (Australia, U.K.) and new platforms (Persona Nutrition)
Gross Profit *% of Net Sales*	**9,421** *61.0%*	**7,465** *57.0%*	Up 400bps driven by favorable mix from Tru Niagen® business, product cost savings and overall scale on supply chain overhead
Selling and Marketing *% of Net Sales*	6,319 *40.9%*	5,108 *39.0%*	Marketing efficiency decreased by 190bps driven by increased digital marketing and brand awareness investments
Research and Development	991	1,139	Down year-over-year with focused R&D investments
General and Administrative[1]	8,192	10,078	Excluding legal fees, severance & restructuring, equity compensation expense and Elysium-related bad debt write-off in prior year period, G&A was higher by $0.1 million
Other	0	0	No expenses in either quarter
Total Operating Expense	**15,502**	**16,325**	Lower G&A and R&D expense, partially offset by investments in selling and marketing
Operating Loss	**$ (6,081)**	**$ (8,860)**	Higher sales and gross margins and lower overall operating expense

(1) Q4 2019 includes $2.2 million of bad debt expense related to the write-off of Elysium accounts receivable.

Adjusted EBITDA Summary

Reconciliation of Non-GAAP Financial Measures
(In thousands)

	Three months ended											
	Mar. 31, 2018	Jun. 30, 2018	Sep. 30, 2018	Dec. 31, 2018	Mar. 31, 2019	Jun. 30, 2019	Sep. 30, 2019	Dec. 31, 2019	Mar. 31, 2020	Jun. 30, 2020	Sep. 30, 2020	**Dec. 31, 2020**
Net loss, as reported	$ (8,443)	$ (8,050)	$ (8,605)	$ (8,218)	$ (8,337)	$ (7,755)	$ (7,202)	$ (8,853)	$ (5,902)	$ (3,711)	$ (4,215)	**$ (6,097)**
Adjustments:												
Interest (income) expense	44	48	9	(22)	(35)	575	314	(7)	12	24	19	**16**
Depreciation	121	146	169	171	173	190	196	203	214	218	220	**219**
Amortization of intangibles	58	58	59	60	61	61	62	62	62	60	60	**61**
Amortization of right of use assets	-	-	-	-	138	141	144	92	92	95	97	**115**
Share-based compensation	1,258	1,811	1,317	1,985	2,029	1,759	1,687	1,697	1,873	1,711	1,574	**1,778**
Severance and restructuring	-	-	-	-	-	-	-	200	953	284	224	**329**
Bad debt expense[1]	-	-	-	-	-	-	-	2,233	-	-	-	**-**
Adjusted EBITDA	$ (6,962)	$ (5,987)	$ (7,051)	$ (6,024)	$ (5,971)	$ (5,029)	$ (4,799)	$ (4,373)	$ (2,696)	$ (1,319)	$ (2,021)	**$ (3,579)**
Total legal expense	2,973	2,079	2,723	2,045	3,250	2,926	2,944	2,226	2,380	1,844	1,896	**2,468**
Adjusted EBITDA excluding total legal expense	$ (3,989)	$ (3,908)	$ (4,328)	$ (3,979)	$ (2,721)	$ (2,103)	$ (1,855)	$ (2,147)	$ (316)	$ 525	$ (125)	**$ (1,111)**

Q4 2020 Adjusted EBITDA, excluding legal expenses was ($1.1) million, an improvement of $1.0 million year-over-year driven by higher sales and gross margins, partially offset by investments in selling and marketing

(1) Q4 2019 includes $2.2 million of bad debt expense related to the write-off of Elysium accounts receivable.

Q4 2020 Operating Loss vs Q4 2019



+$4.4M
-$1.6MM
(in millions)
(3.0)
(4.0)
(5.0)
(6.0)
(7.0)
(8.0)
(9.0)
(10.0)
(8.9)
1.3
0.6
2.2
0.2
0.1
(0.1)
(0.1)
(0.2)
(1.2)
(6.1)
Q4 FY19 Actual Operating Loss
Volume
Gross Margin Improvement
Elysium Bad Debt
Equity Comp (G+A)
R+D Decrease
Severance and Restructuring
Other G+A
Legal
Sales & Marketing
Q4 FY20 Operating Loss

Quarterly Balance Sheet Highlights

(in thousands)	12/31/18	3/31/19	6/30/19	9/30/19	12/31/19	3/31/20	6/30/20	9/30/20	12/31/20	Key Drivers
Cash	**$ 22,616**	$ 19,327	$ 19,760	$18,879	**$ 18,812**	$13,608	$18,890	$15,478	**$16,697**	Cash used in operations to grow the business plus $5 million capital raise
Inventory	**8,249**	8,670	10,714	9,820	**11,535**	11,280	12,338	11,031	**11,683**	Investments to support growth
Accounts Receivable[(1)]	**4,415**	5,382	5,792	6,042	**2,175**	3,558	3,954	3,214	**2,694**	Driven by mix of customer sales and timing of collections
Accrued Liabilities	**4,444**	4,592	3,643	3,693	**4,415**	5,249	5,246	5,173	**6,133**	Investments to scale the business and accrual for employee bonuses
Accounts Payable	**9,548**	9,753	9,323	6,168	**9,626**	8,159	9,780	6,881	**9,445**	Driven by changes in inventory, advertising and legal expense
Equity	**27,178**	20,977	15,145	27,142	**20,445**	16,548	21,581	19,487	**16,424**	Driven by net loss and capital raises of $17 million in 2019 and $5 million in 2020

Invested in future growth, tightly managed working capital in 2020

(1) Periods between 12/31/2018 to 9/30/2019 include $2.2 million of receivables due from Elysium. During Q4 2019, the $2.2 million of receivables due from Elysium was written off.

Quarterly Cash Flow Highlights

(in thousands)	FY 2018	3/31/19	6/30/19	9/30/19	12/31/19	FY 2019	3/31/20	6/30/20	9/30/20	12/31/20	FY 2020
Net Loss	$(33,316)	$ (8,337)	$ (7,755)	$ (7,202)	$ (8,853)[4]	$ (32,147)	$ (5,902)	$ (3,711)	$ (4,215)	$ (6,097)	$ (19,925)
Working Capital	5,059	2,888[1]	(3,969)	(3,063)	6,170	2,026	(1,583)	43	(1,605)	3,528[6]	383
Cash From / (Used for) Operations	**(20,908)**	**(3,048)[1]**	**(9,021)**	**(7,760)**	**(610)**	**(20,439)**	**(5,221)**	**(1,556)**	**(3,845)**	**22**	**(10,600)**
Cash From / (Used for) Investing	(1,775)	(296)	(69)	(156)	272	(249)	(20)	(101)	(60)	16	(165)
Cash From / (Used for) Financing	(90)	55	9,524[2]	7,035[3]	271	16,884	37	6,940[5]	492	1,181	**8,650**
Net Increase / (Decrease) in Cash	**$(22,773)**	**$ (3,289)**	**$ 433**	**$ (881)**	**$ (67)**	**$ (3,804)**	**$ (5,204)**	**$5,282**	**$ (3,412)**	**$ 1,219**	**$ (2,115)**
Ending Cash Balance	**$22,616**	**$ 19,327**	**$ 19,760**	**$18,879**	**$18,812**	**$18,812**	**$13,608**	**$18,890**	**$15,478**	**$16,697**	**$ 16,697**

Lower cash used in operations in 2020 driven by lower net loss

(1) Includes $4 million deferred revenue related to the upfront payment from Nestlé.
(2) Includes $10 million issuance of convertible notes, net of $565,000 of issuance costs.
(3) Includes $7 million issuance of common stock, net of $226,000 of issuance costs.
(4) Net loss includes $2.2 million write-off of receivables from Elysium.
(5) Includes $5 million issuance of common stock, net of $144,000 of issuance costs, and includes $2.2 million proceeds from exercise of stock options.
(6) Includes $1 million deferred revenue related to the product launch fee received from Nestlé.

2020 Full Year Outlook Recap

(in thousands)	2019 Actual	2020 Outlook	2020 Actual	Comments	Achieved?
Net Sales	$ 46,291	**Continued growth in sales of Tru Niagen®**	**$ 59,257**	Total net sales grew by **+28%** and Tru Niagen® net sales grew by **+31%** year-over-year	✓
Gross Margin % (as a % of net sales)	55.7%	**Continued improvement**	**59.5%**	Improved by **+380bps** year-over-year	✓
Selling, Marketing & Advertising	18,216	**Up $3-5 million in absolute dollars and down as a % of net sales**	**20,948**	Up **+$2.7 million** and down **-400bps** as a % of net sales year-over-year	✓
(as a % of net sales)	39.4%		**35.4%**		
General & Administrative[(1)]	20,529 44.3%	**Up $1-2 million in absolute dollars and down as a % of net sales**	**20,070** **33.2%**	Down **-$0.5 million** and down **-10,478 bps** as a % of net sales year-over-year	✓
Adjusted EBITDA excluding legal	$ (8,826)	**Continued improvement**	**$ (1,027)**	Improved by **+$7.8 million** year-over-year	✓

Delivered on financial outlook across all metrics. Slightly better than target on selling & marketing and G&A expense.

(1) Excludes severance and restructuring expense, legal expense and Elysium-related bad debt expense (see details on slide 23). As reported, G&A was $34,308 in 2019 and $30,448 in 2020.

2021 Financial Outlook

(in thousands)	2019 Actual	2020 Actual	2021 Full Year Outlook	Key Drivers
Net Sales	**$46,291**	**$59,257**	Continued, steady revenue growth	• Global e-Commerce business • Existing + new strategic partnerships
Gross Margin % (as a % of net sales)	**55.7%**	**59.5%**	Slightly better than 60%	• Continued cost savings initiatives
Selling, Marketing & Advertising (as a % of net sales)	**39.4%**	**35.4%**	Roughly flat as a % of net sales	• Increased investments and resources to drive Tru Niagen® brand awareness • Expect quarterly % to improve throughout 2021
Research & Development	**9.5%**	**6.3%**	Roughly flat as a % of net sales	• Increased investments to accelerate R&D pipeline, including new NAD precursor development
General & Administrative[1]	**$20,529**	**$20,070**	Up slightly in absolute dollars	• Investments in key personnel and infrastructure to scale the business
Adjusted EBITDA excluding legal	**$(8,826)**	**$(1,027)**	Modest improvement given reinvestment in the business	• Higher sales and gross margins, largely offset by investments to scale the business in 2022 and beyond

Increased investments in 2021 to capitalize on growth in the NAD+ market globally.

(1) Excludes severance and restructuring expense, legal expense and Elysium-related bad debt expense (see details on slide 23). As reported, G&A was $34,308 in 2019 and $30,448 in 2020.

Adjusted EBITDA 2019 vs 2020

ChromaDex Corporation and Subsidiaries
Reconciliation of Non-GAAP Financial Measures
(In thousands)

	Year ended		Year over Year
	Dec. 31, 2019	Dec. 31, 2020	Change
Net loss, as reported	$ (32,147)	**$ (19,925)**	$ 12,222
Adjustments:			
Interest expense	847	**71**	(776)
Depreciation	762	**871**	109
Amortization of intangibles	246	**243**	(3)
Amortization of right of use assets	515	**399**	(116)
Share-based compensation	7,172	**6,936**	(236)
Severance and restructuring	200	**1,790**	1,590
Elysium-related bad debt expense	2,233	**-**	(2,233)
Adjusted EBITDA	$ (20,172)	**$ (9,615)**	$ 10,557
Total legal expense	11,346	**8,588**	(2,758)
Adjusted EBITDA excluding total legal expense	$ (8,826)	**$ (1,027)**	$ 7,799

2020 Adjusted EBITDA excluding legal expense was a loss of ($1.0) million, a $7.8 million improvement YoY. The YoY improvement was driven by higher sales and gross margins and marketing efficiency.

(1) 2019 includes $2.2 million of bad debt expense related to the write-off of Elysium accounts receivable.

Q4 2020 Financial Highlights - Recap

- **Total net sales of $15.4 million in Q4 2020 (+18% YoY, +9% versus Q3 2020)**
- **Demonstrated continued progress building Tru Niagen® into a global brand**
  - Tru Niagen® net sales of $12.3 million in Q4 2020 (+21% YoY)
  - Continued sequential growth in Tru Niagen® net sales (+4% in Q4 2020 vs Q3 2020).
- **Gross margin continued to improve (+400bps YoY, +140bps versus Q3 2020)**
  - Gross margin of 61.0% in Q4 2020 versus 59.6% in Q3 2020 driven by benefit of product cost savings initiatives and overall scale.
- **Marketing efficiency reflects investments in digital advertising and brand building (-190bps YoY, -410bps versus Q3 2020)**
  - Selling and marketing expense of 40.9% of net sales in Q4 2020 compared to 36.8% in Q3 2020, and 39.0% in Q4 2019
- **General and administrative expense (G&A) was $8.2 million, up $1.6 million sequentially and lower by $1.9 million YoY**
- **Net loss was ($6.1) million or ($0.10) per share, compared to a net loss of ($8.9) million or ($0.15) per share in Q4 2019**
- **Adjusted EBITDA excluding legal expense was a loss of ($1.1) million, a $1.0 million improvement YoY**

Strong financial discipline. Progress toward cash flow break-even.


TRU
NIAGEN
300mg
TRU
NIAGEN
300mg

Contact Info

Brianna Gerber

Vice President of FP&A and Investor Relations

T: +1.949.419.0288 ext. 127

BriannaG@chromadex.com

www.chromadex.com

Where to buy TRU NIAGEN®

www.truniagen.com

www.amazon.com